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                                                                    EXHIBIT 23.1

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 7, 1999, in the Registration Statement on Form SB-2 and related Prospectus of WorldQuest Networks, Inc. filed with the Commission on July 13, 1999.



                                       /s/ Ernst & Young LLP


Dallas, Texas
July 12, 1999